UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K/A
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) /
OF THE SECURITIES EXCHANGE ACT OF 1934

January 25, 2008
Date of report (Date of earliest event reported)
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DURAVEST, INC.
 (Exact Name of Registrant as Specified in Its Charter)
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FLORIDA	0-27489
State or Other Jurisdiction of Incorporation	Commission File Number

65-0924320
IRS Employer Identification Number
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1040 S Milwaukee Ave, Suite 250 Wheeling, IL 60090
(Address of Principal Executive Offices/Zip Code)

(312) 525-8285
(Registrant’s Telephone Number, Including Area Code)

101 N. Wacker Drive, Suite 2006, Chicago Illinois 60606
(Former name or former address, if changed since last report)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

As previously reported on Form 8-K filed on January 23, 2008 under this Item 5.02, Friedrich-Whilhelm Goebel, a former member of the Duravest, Inc. (the “Company”) Board of Directors, informed Duravest by letter that he was resigning from the Board over a disagreement with management. The Company provided Mr. Goebel with a copy of the disclosures made by the Company in the Form 8-K in accordance with Item 5.02 of Form 8-K. Mr. Goebel sent the Company a letter, dated January 25, 2008 in response to the Company’s disclosures in the Form 8-K, which is filed herewith as Exhibit 99. The Company respectfully disagrees with the assertions made in Mr. Goebel’s January 25, 2008 letter.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibit

Exhibit 99	Letter of Friedrich-Wilhelm Goebel from Duravest’s Board of Directors dated January 25, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DURAVEST, INC.

Dated: January 29, 2008	By: /s/ Dieter Benz
Dieter Benz, Chief Financial Officer